Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

April 3, 2017

PEABODY EMERGES FROM CHAPTER 11 PROTECTION,

TO LIST ON NEW YORK STOCK EXCHANGE UNDER TICKER SYMBOL NYSE: BTU

ST. LOUIS, April 3 – Peabody announced today that it has emerged from Chapter 11 protection with a transformed capital structure, including new equity that is expected to begin trading tomorrow on the New York Stock Exchange under the ticker symbol BTU.

“We believe that ‘The New BTU’ is well positioned to create substantial value for shareholders and other stakeholders over time,” said Peabody President and Chief Executive Officer Glenn Kellow. “Peabody is the only global pure-play coal investment, and we have the scale, quality of assets and people, and diversity of geography and products to be highly competitive. We also have taken significant steps to create a capital structure to succeed through all cycles. Our financial focus will now be on reducing debt, targeting high-return investments and returning cash to shareholders over time.”

In accordance with the company’s prior announcements and, as required by the plan of reorganization confirmed by the bankruptcy court, the company’s common stock that had been trading under the ticker symbol BTUUQ was extinguished with no value effective at 4 p.m. EDT on April 3, 2017.

In the past year, Peabody has reduced debt by more than $5 billion from pre-filing levels at March 2016. In addition, Peabody achieved record safety this past year; protected jobs; served global customers; reduced costs and built cash and liquidity; strengthened the Australia platform; accelerated coal mine restoration; provided third-party bonding assurances; and was recognized globally for sustainability.

“We thank our 6,700 employees and all stakeholders for their widespread support for the company and our plan of reorganization,” said Kellow. “We look forward to this next phase in our company’s history. Coal remains an essential part of the energy mix, and Peabody is the largest U.S. coal producer while our Australian platform has access to the higher-growth Asia-Pacific region.”

Peabody is the world’s largest private-sector coal company and a Fortune 500 company. The company is also a leading voice in advocating for sustainable mining, energy access and clean coal technologies. Peabody serves metallurgical and thermal coal customers in more than 25 countries on five continents. For further information, visit PeabodyEnergy.com.

Investor Relations Contact:

Vic Svec

314.342.7768

Media Contact:

Beth Sutton

928.221.6792

Certain statements included in this release are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. The Company uses words such as “anticipate,” “believe,” “expect,” “may,” “forecast,” “project,” “should,” “estimate,” “plan,” “outlook,” “target,” “likely,” “will,” “to be” or other similar words to identify forward-looking statements. These forward-looking statements are made as of the date the release was filed and are based on numerous assumptions that the Company believes are reasonable, but these assumptions are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations. These factors are difficult to accurately predict and may be beyond the Company’s control. Factors that could affect the Company’s results include, but are not limited to: the Company’s ability to obtain bankruptcy court approval with respect to motions or other requests made to the bankruptcy court in connection with the Company’s voluntary petitions for reorganization under Chapter 11 of Title 11 of the U.S. Code (the Chapter 11 Cases), including maintaining strategic control as debtor-in-possession; the Company’s ability to consummate its plan of reorganization (the Plan); the effects of the Chapter 11 Cases on the operations of the Company, including customer, supplier, banking, insurance and other relationships and agreements; bankruptcy court rulings in the Chapter 11 Cases as well as the outcome of all other pending litigation and the outcome of the Chapter 11 Cases in general; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings; risks associated with third-party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to consummate the Plan and restructuring generally; increased advisory costs to execute the Plan; the volatility of the trading price of the Company’s common stock and the absence of correlation between any increases in the trading price and the Company’s expectation that the common stock will be cancelled and extinguished upon the effective date of the Plan with no payments made to the holders of the Company’s common stock; the Company’s ability to continue as a going concern including the Company’s ability to consummate the Plan; the risk that the Plan does not become effective, in which case there can be no assurance that the Chapter 11 Cases will continue rather than be converted to Chapter 7 liquidation cases or that any alternative plan of reorganization would be on terms as favorable to holders of claims and interests as the terms of the Plan; the Company’s ability to use cash collateral and the possibility that the Company may be required to post additional collateral; the effect of the Chapter 11 Cases on the Company’s relationships with third parties, regulatory authorities and employees; the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity, results of operations, or business prospects; the Company’s ability to execute its business and restructuring plan; increased administrative and legal costs related to the Chapter 11 Cases and other litigation and the inherent risks involved in a bankruptcy process; the cost, availability and access to capital and financial markets, including the ability to secure new financing after emerging from the Chapter 11 Cases; the risk that the Chapter 11 Cases will disrupt or impede the Company’s international operations, including the Company’s business operations in Australia; competition in the energy market and supply and demand for the Company’s products, including the impact of alternative energy sources, such as natural gas and renewables; global steel demand and the downstream impact on metallurgical coal prices, and lower demand for the Company’s products by electric power generators; the Company’s ability to successfully consummate planned divestitures, including the planned sale of the Metropolitan Mine; the Company’s ability to appropriately secure its requirements for reclamation, federal and state workers’ compensation, federal coal leases and other obligations related to the Company’s operations, including its ability to utilize self-bonding and/or successfully access the commercial surety bond market; customer procurement practices and contract duration; the impact of weather and natural disasters on demand, production and transportation; reductions and/or deferrals of purchases by major customers and the Company’s ability to renew sales contracts; credit and performance risks associated with customers, suppliers, contract miners, co-shippers, and trading, bank and other financial counterparties; geologic, equipment, permitting, site access, operational risks and new technologies related to mining; transportation availability, performance and costs; availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives and tires; impact of take-or-pay arrangements for rail and port commitments for the delivery of coal; successful implementation of business strategies, including, without limitation, the actions the Company is implementing to improve its organization; negotiation of labor contracts, employee relations and workforce availability, including, without limitation, attracting and retaining key personnel; changes in postretirement benefit and pension obligations and their related funding requirements; replacement and development of coal reserves; effects of changes in interest rates and currency exchange rates (primarily the Australian dollar); effects of acquisitions or divestitures; economic strength and political stability of countries in which the Company has operations or serves customers; legislation, regulations and court decisions or other government actions, including, but not limited to, new environmental and mine safety requirements, changes in income tax regulations, sales-related royalties, or other regulatory taxes and changes in derivative laws and regulations; the Company’s ability to obtain and renew permits necessary for the Company’s operations; litigation or other dispute resolution, including, but not limited to, claims not yet asserted; terrorist attacks or security threats, including, but not limited to, cybersecurity threats; impacts of pandemic illnesses; the lack of an established market for the shares of new common stock (Reorganized PEC Common Stock) or the preferred stock (Preferred Equity) to be issued pursuant to the Plan on the Plan Effective Date, and potential dilution of Reorganized PEC Common Stock due to future issuances of equity securities; the Company’s ability to generate sufficient cash to service all of our expected post-emergence indebtedness; our post-emergence debt instruments and capital structure will place certain limits on the Company’s ability to pay dividends and repurchase common stock; the Company’s ability to comply with financial and other restrictive covenants in various agreements, including the credit facility proposed in connection with the Plan; and other risks detailed in the Company’s reports filed with the SEC. The Company does not undertake to update its forward-looking statements except as required by law. As outlined in the Plan, our equity securities under the ticker symbol BTUUQ were cancelled and extinguished upon the effective date of the Plan, and holders thereof will not be entitled to receive, and will not receive or retain, any property or interest in property on account of such equity interests.